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                                                                   Exhibit 10.38
                                AMENDMENT NO. 1

                                      to

                              Product Attachment
                           Carrier Networks Products

                                    Between

                             NORTHERN TELECOM INC.

                                      AND

                                DELTACOM, INC.

Whereas Northern Telecom Inc. ("Nortel") and DeltaCom, Inc. entered into a Network Products Purchase Agreement No. DM-11/95-DC on January 24, 1996, and also entered into a Product Attachment, Carrier Network Products on January 24, 1996, (the "Product Attachment") and;

Whereas the Parties wish to amend the Product Attachment as set-forth below,

Now Therefore, the Parties hereby agree as follows:

1. Schedule A, I. Extension Ports (DMS-250 Switching System) is hereby amended to add thereto: II Initial Systems (DMS-500 Switching Systems) which is attached hereto.

IN WITNESS WHEREOF, the Parties have signed and executed this Amendment on the later of the respective dates entered below.


NORTHERN TELECOM INC.                      DELTACOM, INC.

By:    /s/ Neville Lowe                    By:    /s/ Doug Shumate
    ----------------------------               ----------------------------
       (Signature)                                (Signature)

Name:   Neville Lowe                       Name:   Doug Shumate
      --------------------------                 --------------------------
       (Print)                                    (Print)

Title:  AVP                                Title:  Snr VP CFO
       -------------------------                  -------------------------

Date:   5/20/97                            Date:   3-4-97
      --------------------------                 --------------------------